UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: November 28, 2006
                        --------------------------------
                        (Date of earliest event reported)


                                 TELIPHONE CORP.

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            NEVADA            333-128986                84-1491673
            ------            ----------                ----------
           State of           Commission               IRS Employer
        incorporation         File Number         Identification Number


                      4150 Ste-Catherine St. West Suite 200
                                Montreal, Quebec
                                 Canada H3Z 0A1
                    ----------------------------------------
                    (Address of principal executive offices)


                                Tel: 514-313-6010
                           ---------------------------
                           (Issuer's telephone number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 28, 2006, Robert J. Cajolet resigned as a member of the Board of Directors of Teliphone Corp.

Item 9.01. Financial Statements and Exhibits.

None.


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TELIPHONE CORP.


DATE: December 6, 2006                  /s/ George Metrakos
                                        ---------------------------------
                                            George Metrakos
                                            Chief Executive Officer